UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                             May 14, 2003

CYGNUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

	0-18962	94-2978092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Penobscot Drive, Redwood City, California	94063-4719
(Address of Principal Executive Offices)	(Zip Code)

(650) 369-4300
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

                On May 14, 2003, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, reporting its first quarter financial results.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                (c)           Exhibits.

                Exhibit Number

99.1                           Press Release by Cygnus, Inc. dated May 14, 2003 referred to in Item 5 above.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.

Date:	May 14, 2003	By:	/s/ Barbara G. McClung
Barbara G. McClung
Senior Vice President
and General Counsel